Exhibit 99.1

        LETTER OF TRANSMITTAL
Exchange Offer for All Outstanding
10 1/2% Senior Notes Due 2015
of
Nuveen Investments, Inc.

Pursuant to the Prospectus dated            , 2009

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2009 UNLESS EXTENDED (THE "EXPIRATION DATE").

The Exchange Agent for the Exchange Offer is:
U. S. BANK NATIONAL ASSOCIATION

By Overnight Courier and Regular, Registered or Certified Mail:	By Hand:
U. S. Bank National Association	U. S. Bank National Association
60 Livingston Ave.	60 Livingston Ave.
St. Paul, Minnesota 55107	1st Floor—Bond Drop Window
Attn: Specialized Finance	St. Paul, Minnesota 55107

Facsimile Transmissions:
(Eligible Institutions Only)
(651) 495-8158

Confirm by Telephone:
(800) 934-6802

        If you deliver this Letter of Transmittal to an address other than as set forth above or transmit instructions via facsimile other than as set forth above, such delivery or instructions will not be effective. You must sign this Letter of Transmittal in the appropriate space provided and complete the accompanying Substitute Form W-9 or Substitute Form W-8BEN, as applicable.

        Nuveen Investments, Inc. (the "Company") is offering (the "Exchange Offer"), upon the terms and subject to the conditions set forth in the Prospectus, dated                        , 2009 (the "Prospectus"), and in this Letter of Transmittal (which together, along with any supplements or amendments, collectively constitute the "Exchange Offer Documents") to exchange up to $785,000,000 aggregate principal amount of its 10 1/2% Senior Exchange Notes due 2015 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding unregistered 10 1/2% Senior Notes due 2015 (the "Old Notes") and the related Guarantees. Capitalized terms used but not otherwise defined in this Letter of Transmittal shall have the respective meanings ascribed to them in the Prospectus.

        The Prospectus and the instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to U. S. Bank National Association at the address and telephone numbers set forth above (the "Exchange Agent").

LETTER OF TRANSMITTAL

        On the terms and subject to the conditions of the Exchange Offer Documents, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated in the table entitled "Description of Old Notes" below. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby (i) assigns and transfers to, or upon the order of, the Company all right, title, and interest in and to the Old Notes tendered hereby and (ii) irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Old Notes, with full power of substitution (such power of attorney deemed to be an irrevocable power of attorney coupled with an interest), to (a) deliver certificates evidencing such Old Notes, or cause the transfer of ownership of such Old Notes on the account books maintained by DTC, Euroclear or Clearstream (each, a "Book-Entry Transfer Facility"), together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer Documents.

DESCRIPTION OF OLD NOTES*
(Please complete the following table)

Names and Address(es) of Registered Holders (Please complete, if blank)	Certificate Number(s)**	Aggregate Principal Amount of Old Notes Represented by Certificate(s)	Aggregate Principal Amount of Old Notes Tendered***

Total Principal Amount Tendered:

*	If the space provided below is inadequate, list the certificate numbers and principal amount of Old Notes on a separate signed schedule and attach the list to this Letter of Transmittal.
**	Need not be completed if Old Notes are being tendered by book-entry.
***	Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire principal amount of its Old Notes.

        The undersigned represents and warrants that it has, if applicable, received from each beneficial owner of the Old Notes being tendered with this Letter of Transmittal ("Beneficial Owner") a duly completed and executed form of "Beneficial Owner Instructions to Registered Holders" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. The undersigned further represents and warrants that any such Beneficial Owners are listed in the table entitled "Beneficial Owners" below.

BENEFICIAL OWNERS
(Please complete the following table, if applicable)

Names and Address(es) of Beneficial Owners	Principal State of Residence	Amount of Old Notes held by Registered Holder for account of Beneficial Owner

        The undersigned hereby acknowledges receipt and review of the Exchange Offer Documents. The undersigned hereby also represents and warrants that (i) any New Notes to be received by the undersigned or, if applicable, any Beneficial Owner (either being a "New Note Holder") will be acquired in the ordinary course of its business; (ii) no New Note Holder has any arrangement or understanding with any person or entity to participate in the distribution (within the meaning of the Securities Act) of the New Notes, including, if the New Note Holder is a broker-dealer that will receive New Notes for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities, any arrangement or understanding with the Company or any affiliate of the Company; (iii) if any New Note Holder is not a broker-dealer, such New Note Holder is not engaged in, and does not intend to engage in, a distribution of New Notes; (iv) if any New Note Holder is a broker-dealer or is participating in the Exchange Offer for the purpose of distributing the New Notes, such New Note Holder will comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes or interests therein acquired by such New Note Holder and acknowledges that it cannot rely on the position of the staff of the Securities and Exchange Commission (the "SEC") set forth in certain no-action letters; (v) no New Note Holder is an "affiliate" (within the meaning of Rule 405 of the Securities Act) of the Company; (vi) the undersigned has full power and authority to tender, sell, assign and transfer the Notes in exchange for the New Notes and that the Company will acquire good and unencumbered title thereto free and clear of any liens, restrictions, charges or encumbrances and not subject to any adverse claims; and (vii) the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations. If the undersigned is a broker-dealer, then by acknowledging that it will deliver a prospectus and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" with respect to such New Notes within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

        All authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall survive the death, incapacity or dissolution of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, trustees in bankruptcy, legal representatives, successors, and assigns and shall survive the death, incapacity, or dissolution of the undersigned.

        The holder of the tendered Old Notes understands that an acceptance by the Company of Old Notes tendered in compliance with the Exchange Offer Documents and the applicable procedures of the Book Entry Transfer Facilities will be deemed to constitute a binding agreement between such holder and the Company upon the terms and subject to the conditions of the Exchange Offer Documents, as though the holder had signed this Letter of Transmittal.

        Unless otherwise indicated in this Letter of Transmittal under "Special Delivery and Issuance Instructions," please issue the certificates representing the New Notes and return any Old Notes not tendered or not accepted for exchange in the name(s) of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the relevant Book-Entry Transfer Facility. Similarly, unless otherwise indicated under "Special Delivery and Issuance Instructions," please mail the certificates representing the New Notes and any certificates for Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). The undersigned recognizes that the Company has no obligation pursuant to the "Special Delivery and Issuance Instructions" to transfer any Old Notes from the name of the registered holder(s) of these Old Notes if the Company does not accept for exchange any of the Old Notes so tendered.

        The undersigned, by completing the table entitled "Description of Old Notes" above and signing this Letter of Transmittal will be deemed to have tendered the Old Notes as set forth in such table above.

METHOD OF TENDER
(Please check only one)

☐
Check here if certificates representing Old Notes are enclosed with this Letter of Transmittal.

☐
Check here and complete the following if the tendered Old Notes are being tendered by book-entry transfer:

Name of Tendering Institution:

Account Number:

Transaction Code Number:
☐
Check here and complete the following if the tendered Old Notes are being tendered pursuant to a Notice of Guaranteed Delivery previously delivered to the Exchange Agent (Eligible Institutions only):

Name of Registered Holder(s) of Old Notes:

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

  SPECIAL DELIVERY AND ISSUANCE INSTRUCTIONS
  (Check and complete all that apply. See Instructions 5, 6 and 7)

      To be completed ONLY (i) if New Notes and any Old Notes that are not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned; or (ii) if New Notes or Old Notes are to be delivered to someone other than the undersigned, or to the undersigned at an address or account other than that shown above.

☐	Issue New Notes and/or any unexchanged Old Notes to:	Name:
Address:

TIN/SSN:
☐	Deliver certificates to the following address:	Name:
Address:

☐	Credit New Notes and/or any unexchanged Old Notes
to the following Book-Entry Transfer Facility account:

BROKER-DEALER STATUS
(Check if applicable)

☐
CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer holding Old Notes acquired for its own account as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  IMPORTANT: SIGN HERE
  And Complete Substitute Form W-9 or W-8BEN Below

X
X	(Signature(s) of Holder(s) of Old Notes)

Dated:	, 2009

  Must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the certificates for the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal.

  Fiduciaries and Representatives: Please Complete

  If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations, or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.

Name(s):
Capacity:
Address(es):
Telephone:	(Home)	(Business)

Tax ID/Social Security:

Guarantee of Signatures
Complete if required by Instruction 5

Authorized	Name of
Signature:	Firm:
Name(s):	Address:
Title:
Telephone:	Dated:	, 2009

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

        1.    Delivery of this Letter of Transmittal and Old Notes.    A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9 or W-8BEN (or other W-8 form), as applicable, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above, and either certificates for tendered Old Notes must be received by the Exchange Agent at its address set forth above, or such tendered Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holders and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Letters of Transmittal and Old Notes should not be sent to the Company. Neither the Company nor the registrar is under any obligation to notify any tendering holder of the Company's acceptance of Old Notes prior to the closing of the Exchange Offer.

        2.    Guaranteed Delivery Procedures.    Any holder wishing to tender its Old Notes but whose Old Notes are not immediately available or who cannot deliver its Old Notes, the Letter of Transmittal or any other required document to the Exchange Agent prior to the Expiration Date or cannot timely comply with the applicable electronic transfer procedures of a Book-Entry Transfer Facility must tender its Old Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery in substantially the form provided must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery guaranteeing that, within three New York Stock Exchange trading days after the date of the execution of the Notice of Guaranteed Delivery, this Letter of Transmittal, together with the certificate(s) representing the tendered Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent, or the Old Notes will be delivered to the Exchange Agent in compliance with the applicable electronic transfer procedures of a Book Entry Transfer Facility; and (iii) the foregoing deliveries must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date.

        3.    Beneficial Owner Instructions to Registered Holders.    Only a holder in whose name Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Old Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the "Beneficial Owner Instructions to Registered Holders" form accompanying this Letter of Transmittal.

        4.    Partial Tenders.    Tenders of Old Notes will be accepted only in multiples of $1,000 in excess of $2,000. If less than all of the Old Notes evidenced by a submitted Certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the column labeled "Aggregate Principal Amount of Old Notes Tendered" of the table above entitled

"Description of Old Notes". The entire principal amount of all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the "Special Delivery and Issuance Instructions" of this Letter of Transmittal, as soon as practicable following the Expiration Date.

        5.    Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If any of the Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Old Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Old Notes are held. If this Letter of Transmittal is signed by the registered holder(s) of Old Notes, and New Notes issued in exchange therefor are to be issued (and any untendered principal amount of Old Notes is to be reissued) in the name of and delivered to the registered holder(s), then such registered holder(s) need not and should not endorse any Old Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Old Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Old Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution. If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal. Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution if the "Special Delivery and Issuance Instructions" contained in this Letter of Transmittal are used.

        6.    Special Delivery and Issuance Instructions.    Tendering holders should indicate, in the appropriate space above, the name and address to which the New Notes and/or reissued Old Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        7.    Transfer Taxes.    The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes under the Exchange Offer. The tendering holder, however, will be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if (i) certificates representing Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of Old Notes tendered; (ii) tendered Old Notes are registered in the name of any person other than the person signing the letter of transmittal; or (iii) a transfer tax is imposed for any reason other than the exchange of outstanding notes under the Exchange Offer. If satisfactory evidence of payment of any transfer taxes payable by a note holder is not submitted with this Letter of Transmittal, the amount of the transfer taxes will be billed directly to that tendering holder.

        8.    Substitute Form W-9.    Each tendering holder that is a U.S. holder (or a U.S. resident alien) is required to provide the Company with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such holder is not subject to backup withholding of federal income tax. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 28% federal income tax withholding on any payments made to such holder by the Company. If the tendering holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Company is not provided with a TIN within 60 days, the Company will withhold 28% on any payments to such holder until a TIN is provided to the Company.

        9.    Substitute Form W-8BEN.    A tendering holder that is a foreign person who is the beneficial owner of any payments made to the holder may complete the Substitute Form W-8BEN, which is provided under "Important Tax Information" below, to claim exemption from U.S. withholding on income. Not all foreign persons, however, may use the Substitute Form W-8BEN. Among others, certain foreign flow-through entities, reverse hybrid entities, withholding foreign partnerships, withholding foreign trusts, intermediaries, and those who are receiving income that is effectively connected with the conduct of trade or business in the United States must use alternative forms to claim exemption from U.S. withholding on income. A holder should consult his or her tax advisor as to such holder's qualification for exemption from backup withholding and the procedure for obtaining exemptions.

        10.    Validity of Tenders.    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes will be determined by the Company as set forth in the Prospectus under the caption "The Exchange Offer."

        11.    Waiver of Conditions.    The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Old Notes.

        12.    No Conditional Tenders.    No alternative, conditional, irregular, or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

        13.    Mutilated, Lost, Stolen, or Destroyed Old Notes.    Any holder whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

        14.    Requests for Assistance or Additional Copies.    Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent, at the address and telephone number indicated above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

        15.    Withdrawal Rights.    Tenders of Old Notes may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer."

IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a holder whose Old Notes are accepted for exchange is generally required to provide the Company (as payer) with (a) such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 provided below or (b) a certificate of foreign status on Substitute Form W-8BEN. If the Company is not provided with the correct TIN or a certificate of foreign status, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such holder with respect to Notes purchased pursuant to the Offer may be subject to backup withholding of 28%. In addition, if a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

        U.S. noteholders (and U.S. resident aliens) must provide the Company with a TIN on the Substitute Form W-9 provided below. If such holder is an individual, the TIN is such holder's social security number. Certain holders (including foreign persons who are the beneficial owners of the payment subject to withholding) may qualify as exempt recipients by completing the Substitute Form W-8BEN provided below. A holder should consult his or her tax advisor as to such holder's qualification for exemption from backup withholding and the procedure for obtaining the exemption from withholding.

        If backup withholding applies, the Company is required to withhold 28% of any payments made to the holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments that are made to a holder with respect to Notes acquired pursuant to the Offer, the holder is required to notify the Company of such holder's correct TIN by completing the form below certifying that: (a) the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN); (b) (i) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding; and (c) such shareholder is a U.S. person (or U.S. resident alien).

What Number to Give the Company

        The holder is required to give the Company the TIN (e.g., social security number or employer identification number) of the record holder of Notes tendered hereby. If Notes are in more than one name or are not in the name of the actual owner, consult your tax advisor on which number to report. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Company is not provided with a TIN within 60 days, the Company will withhold 28% of any payments to such holder until a TIN is provided to the Company.

SUBSTITUTE FORM W-9

PAYOR'S NAME:

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service
Part I—Taxpayer Identification Number
	For all accounts, enter your taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, please consult your tax advisor.) Certify by signing and dating. (If awaiting TIN write "Applied For") below. Note: If the account is in more than one name, please consult your tax advisor.	Social Security Number or Employer Identification Number

Part II—For Payees Exempt from Backup Withholding, please consult your tax advisor.

Payer's Request for Taxpayer	Certification—Under penalties of perjury, I certify that:
Identification Number (TIN) And Certification	(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
	(2)
		I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
	(3)	I am a U.S. Person (including a U.S. resident).
	The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding

Signature:
Date:	, 2009
Name:	(Please Print)
Certificate Instructions

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

        You must complete the following certificate if you are awaiting a taxpayer identification number.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature:
Name:	(Please Print)
Date:

SUBSTITUTE FORM W-8BEN

PAYER'S NAME:

SUBSTITUTE FORM W-8BEN	Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding	Department of the Treasury Internal Revenue Service

Part I—Identification of Beneficial Owner

Name of Individual or Organization that is the Beneficial Owner	Country of Incorporation
U.S. Taxpayer Identification Number (see Instruction 1):
Foreign tax identifying number, if any (optional):

Part II—Claim of Tax Treaty Benefits

        I certify that (check all that apply):

a ☐	The beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country. Foreign tax identifying number, if any (optional):
b ☐	If required, the U.S. taxpayer identification number is stated above.
c ☐
The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits.
d ☐
The beneficial owner is not an individual, is claiming benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status.
e ☐
The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

        The beneficial owner is claiming the provisions of Article                    of the treaty identified above to claim a                   % rate of withholding on (specify type of income)                                     . Explain the reasons the beneficial owner meets the terms of the treaty article:

  ☐
  I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

        Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

  •
  I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

  •
  The beneficial owner is not a U.S. person,

  •
  The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and

  •
  For broker transactions and barter exchanges, the beneficial owner is an exempt foreign person.

        Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Signature of beneficial owner:

Name and Capacity:	Date:

Certificate Instructions

1.
A U.S. taxpayer identification number must be provided if the beneficial owner is (1) claiming an exemption from withholding under section 871(f) for certain annuities received under qualified plans, (2) a foreign grantor trust with 5 or fewer grantors, or (3) claiming benefits under an income tax treaty.

2.
Further instructions, including instructions on the completion of Parts II and III of this Substitute Form W-8BEN and the definition of "exempt foreign person," may be obtained from the Exchange Agent.

  The Exchange Agent for the Exchange Offer is:

  U. S. BANK NATIONAL ASSOCIATION

By Overnight Courier and Regular, Registered or Certified Mail:	By Hand:
U. S. Bank National Association 60 Livingston Ave. St. Paul, Minnesota 55107 Attn: Specialized Finance	U. S. Bank National Association 60 Livingston Ave. 1st Floor—Bond Drop Window St. Paul, Minnesota 55107
Facsimile Transmissions: (Eligible Institutions Only) (651) 495-8158
Confirm by Telephone: (800) 934-6802